Immediate Release
   Contact: Mary Brevard: 248-373-2406
   Beth Feikens: 248-373-7962

   BORGWARNER TAPS WILLIAM CLINE TO HEAD BERU
   ACQUISITION TEAM; THREE OTHERS APPOINTED TO TOP
   FINANCIAL SPOTS

   Auburn Hills, Michigan, January 5, 2005
   BorgWarner Inc. (NYSE: BWA) announced that
   William (Skip) C. Cline was named Vice
   President, Acquisition Coordination and Special
   Projects. In addition, Jeffery J. Obermayer was named Vice President and Controller; Anthony D.
   Hensel was appointed Vice President and
   Treasurer; and Christopher H. Vance was named
   Vice President, Business Development and M&A.
   Mr. Cline, 53, most recently served as Vice
   President and Controller. In his new position, he will initially lead the BorgWarner task force for the Beru acquisition and provide coordination between the two companies. He has been with BorgWarner for 22 years and has served as Vice President and Controller since
   1993. Prior to joining BorgWarner, he was with Ernst & Young. He is a Certified Public
   Accountant and holds a bachelor's degree from Duke University and a master's degree in management from the Kellogg School of Management at Northwestern University. Mr.
   Obermayer, 49, replaces Mr. Cline as Vice
   President and Controller. He joined BorgWarner in 1982 and has been Vice President and Treasurer since 1999. Prior to that he was Vice
   President, Finance and Business Development for
   BorgWarner Transmission Systems. He previously held financial positions of increasing responsibility including Controller of
   Transmission Systems' operations in Germany,
   Director of Financial Planning and Investments for BorgWarner Inc. and Vice President and
   Controller of Transmission Systems. He received his bachelor's degree in business and master's degree in accounting from Illinois State
   University, and his master's degree in
   management from the Kellogg Graduate School of Management at Northwestern University. He is a
   Certified Public Accountant and Certified
   Management Accountant.

   Mr. Hensel, 46, succeeds Mr. Obermayer as Vice
   President and Treasurer. He most recently held the position of Vice President, Business
   Development and Acquisitions and was
   instrumental in the BorgWarner acquisition of Beru. Prior to that he was Finance Director for BorgWarner Turbo Systems in Germany, and served as Vice President, Finance, for BorgWarner
   Morse TEC, from 1999 until 2002. He joined the company in 1986 as senior accountant, and has held positions of staff auditor, audit manager and plant controller. He holds a bachelor's degree in accountancy from Northern Illinois
   University, DeKalb, Illinois and is a Certified
   Public Accountant.
   Mr. Vance, 45, replaces Mr. Hensel as Vice
   President, Business Development and M&A. He most recently held the position of Vice
   President, Finance for BorgWarner Transmission
   Systems, where he also managed business
   development activity for the unit. He joined
   BorgWarner in 1997 as a plant controller and became Group Controller for Transmission
   Systems in 1999. He is also a director of NSK-Warner, the company's joint venture in Japan. He holds a bachelor's degree in accounting from Birmingham-Southern College and a master's degree in business administration from the University of Michigan.

   BorgWarner Inc. (NYSE: BWA) is a product leader in highly engineered components and systems for vehicle powertrain applications worldwide. The company operates manufacturing and technical facilities in 58 locations in 17 countries.
   Customers include Ford, DaimlerChrysler,
   General Motors, Toyota, Honda, Hyundai/Kia,
   Caterpillar, Navistar International,
   Renault/Nissan, Peugeot, VW/Audi and BMW. The
   Internet address for BorgWarner is:
   http://www.bwauto.com. Statements contained in this news release may contain forward-looking statements as contemplated by the 1995 Private
   Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. Words such as "expects,"
   "anticipates," "intends," "plans," "believes,"
   "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements.
   Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. Such risks and uncertainties include: fluctuations in domestic or foreign automotive production, the continued use of outside suppliers by original equipment manufacturers, fluctuations in demand for vehicles containing the Company's products, general economic conditions, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission, including the Cautionary Statements filed as
   Exhibit 99.1 to the Form 10-K for the fiscal year ended December 31, 2003. The Company does not undertake any obligation to update any forward-looking statement.
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